Exhibit 99.1

Financial Contact:

Josh Hirsberg

(702) 792-7234

joshhirsberg@boydgaming.com

Media Contact:

Rob Meyne

(702) 792-7353

robmeyne@boydgaming.com

BOYD GAMING REPORTS FIRST QUARTER RESULTS

LAS VEGAS – MAY 4, 2010 – Boyd Gaming Corporation (NYSE: BYD) today reported financial results for the first quarter ended March 31, 2010.

For the quarter, we reported net income of $8.4 million, or $0.10 per share, compared to a loss of $13.8 million, or $0.16 per share, in the same period last year.

Adjusted Earnings(1) for the first quarter 2010 were $8.9 million, or $0.10 per share, compared to $13.0 million, or $0.15 per share, for the same period in 2009. The first quarter 2009 included certain pre-tax adjustments resulting in a net reduction of income by $41.5 million ($26.8 million, net of tax, or $0.31 per share). Pre-tax adjustments in the first quarter 2010 and 2009 are listed in a table at the end of this press release.

Net revenues(1) were $398.4 million for the first quarter 2010, compared to $434.8 million for the same quarter in 2009, a decrease of 8.4%. Total Adjusted EBITDA(1) was $87.4 million for the quarter, down 20.2% from $109.6 million in the prior year.

Keith Smith, President and Chief Executive Officer of Boyd Gaming, commented on the quarter: “We continue to be encouraged by improving trends in our business, which clearly reflect the signs of an emerging recovery. Our Las Vegas Locals market reported the best year-over-year comparison in nearly two years, and business levels are returning to normal seasonal patterns in this region. Given the positive developments in our business, combined with continued improvement in the national economy, we expect to generate year-over-year growth during the second half of 2010.”

(1)	See footnotes at the end of the release for additional information relative to non-GAAP financial measures.

Key Operations Review

Las Vegas Locals

In our Las Vegas Locals segment, first quarter 2010 net revenues were $156.6 million versus $170.1 million for the first quarter 2009. First quarter 2010 Adjusted EBITDA was $40.4 million, a 10.8% decrease from the $45.3 million in the same quarter 2009. While conditions remain challenging in the region, the fundamentals of our business are strengthening, and we saw sequential improvement in this region for the second straight quarter.

Downtown

Our Downtown Las Vegas properties generated net revenues of $54.0 million, compared to $58.7 million in the first quarter 2009. Adjusted EBITDA for the first quarter 2010 was $8.4 million, down 37.3% from $13.4 million in the first quarter 2009. Results reflect lower ticket pricing and higher fuel costs associated with our Hawaiian charter operation, as well as lower Downtown visitor volumes.

Midwest and South

In our Midwest and South region, we recorded $187.8 million in net revenues for the first quarter 2010, compared to $206.1 million for the same period in 2009. Adjusted EBITDA for the current period was $38.6 million, a decrease of 19.7% from the $48.0 million reported in the first quarter of 2009. Regional results were impacted by declines at our Louisiana properties as the market continues to normalize, partially offset by Adjusted EBITDA growth in Illinois and Indiana.

Borgata

Borgata’s operating income for the first quarter 2010 was $19.6 million versus $25.5 million for the first quarter 2009. Net revenues for Borgata were $175.1 million for the first quarter 2010, compared to the $187.9 million recorded in the same quarter in 2009. Adjusted EBITDA was $38.0 million, a decrease of 17.2% from the $45.9 million generated in the first quarter 2009. The decline was principally due to reductions in visitation caused by severe winter weather, which impacted the property repeatedly throughout the first quarter.

Key Financial Statistics

The following is additional information as of and for the three months ended March 31, 2010:

•	Cash, excluding Borgata: $82.2 million

•	Cash at Borgata: $26.0 million

•	Debt, excluding Borgata: $2.57 billion

•	Debt at Borgata: $630.3 million

Conference Call Information

We will host our first quarter 2010 conference call today, May 4 at 12:00 p.m. Eastern. The conference call number is 888.713.4205 and the passcode is 70867693. Please call up to 15 minutes in advance to ensure you are connected prior to the start of the call.

The conference call will also be available live on the Internet at www.boydgaming.com or

http://phx.corporate-ir.net/phoenix.zhtml?p=irol-eventDetails&c=95703&eventID=3046104

Following the call’s completion, a replay will be available by dialing 888.286.8010 today, beginning two hours after the completion of the call and continuing through Tuesday, May 11. The passcode for the replay will be 54017432. The replay will also be available on the Internet at www.boydgaming.com.

The results for the three months ended March 31, 2010, as reported in the table below, reflect our 50% of the equity earnings of Borgata for the period from January 1, 2010 through March 23, 2010 and the results of the consolidation of Borgata for the period from March 24, 2010 through March 31, 2010, which is the proper presentation in accordance with GAAP. For simplicity, because this period is not comparable to the equity method reporting for Borgata’s results in the prior quarter, and because the consolidation occurred relatively late in the current quarter, throughout the text of our press release, we have discussed our operating results and those of Borgata as if the eight days of consolidation had not occurred. The succeeding table sets forth a reconciliation between the amounts reported in accordance with GAAP, which include the consolidation of Borgata for the period from March 24 to March 31, 2010 and the results using the equity method for the entire three months ended March 31, 2010, comparable with the three months ended March 31, 2009.

	Three Months Ended March 31,
	2010	2009
	(In thousands)
Revenues
Gaming	$350,405	$366,063
Food and beverage	59,982	59,041
Room	31,434	30,641
Other	23,822	26,935

Gross revenues	465,643	482,680
Less promotional allowances	50,508	47,835

Net revenues	415,135	434,845

Costs and expenses
Gaming	168,105	172,912
Food and beverage	32,642	31,384
Room	10,050	9,957
Other	19,238	19,314
Selling, general and administrative	70,278	73,973
Maintenance and utilities	24,139	22,386
Depreciation and amortization	40,046	42,652
Corporate expense	12,089	12,685
Preopening expenses	1,063	5,839
Write-downs and other charges	1,601	28,963

Total costs and expenses	379,251	420,065

Operating income from Borgata	8,146	12,422

Operating income	44,030	27,202

Other expense (income)
Interest income	(4)	(4)
Interest expense, net of amounts capitalized	29,007	45,271
Gain on early retirements of debt	(2,037)	(2,400)
Other non-operating expenses from Borgata, net	3,133	4,522

Total other expense, net	30,099	47,389

Income (loss) before income taxes	13,931	(20,187)
Income taxes	(4,249)	6,359

Net income (loss)	9,682	(13,828)
Noncontrolling interest	(1,247)	—

Net income (loss) attributable to Boyd Gaming Corporation	$8,435	$(13,828)

Basic and diluted net income (loss) per common share	$0.10	$(0.16)

Weighted average basic shares outstanding	86,430	86,931

Diluted net income (loss) per common share	$0.10	$(0.16)

Weighted average diluted shares outstanding	86,601	86,931

The following table sets forth a reconciliation between the statement of operations reported in accordance with GAAP, as presented above, and the operating results discussed in our earnings release. The reconciliation shows the effect of the consolidation of Borgata for the period from March 24 to March 31, 2010 as compared to the results using the equity method for the entire three months ended March 31, 2010, The “As Reported” presentation had no effect on net income or net income per share as computed in accordance with GAAP.

	Three Months Ended March 31, 2010
	Boyd Gaming Corp As Reported	MDDC LLC 3/24/2010 to 3/31/2010	Adjustments	Boyd Gaming Corp GAAP
	(In thousands, except share and per share data)
Revenues
Gaming	$334,460	$15,945	$—	$350,405
Food and beverage	56,836	3,146	—	59,982
Room	29,186	2,248	—	31,434
Other	23,158	664	—	23,822

Gross revenues	443,640	22,003	—	465,643
Less promotional allowances	45,281	5,227	—	50,508

Net revenues	398,359	16,776	—	415,135

Costs and expenses
Gaming	163,980	4,125	—	168,105
Food and beverage	30,172	2,470	—	32,642
Room	9,285	765	—	10,050
Other	18,660	578	—	19,238
Selling, general and administrative	68,819	1,459	—	70,278
Maintenance and utilities	21,663	2,476	—	24,139
Depreciation and amortization	38,421	1,625	—	40,046
Corporate expense	12,089		—	12,089
Preopening expenses	1,063	—	—	1,063
Write-downs and other charges	1,601	—	—	1,601

Total costs and expenses	365,753	13,498	—	379,251

Operating income from Borgata	9,785	—	(1,639)	8,146

Operating income	42,391	3,278	(1,639)	44,030

Other expense (income)
Interest income	(4)			(4)
Interest expense, net of amounts capitalized	28,523	484	—	29,007
Gain on early retirements of debt	(2,037)			(2,037)
Other non-operating expenses from Borgata, net	3,525	—	(392)	3,133

Total other expense, net	30,007	484	(392)	30,099

Income before income taxes	12,384	2,794	(1,247)	13,931
Income taxes	(3,949)	(300)	—	(4,249)

Net income	8,435	2,494	(1,247)	9,682
Noncontrolling interest	—	—	(1,247)	(1,247)

Net income attributable to Boyd Gaming Corporation	$8,435	$2,494	$(2,494)	$8,435

Basic and diluted net income per common share	$0.10			$0.10

Weighted average basic and diluted shares outstanding	86,430			86,430

Diluted net income per common share	$0.10			$0.10

Weighted average diluted shares outstanding	86,601			86,601

The following table reconciles the net income (loss) in accordance with GAAP to adjusted earnings and adjusted earnings per share.

	Three Months Ended March 31,
	2010	2009
	(In thousands)
Net income (loss)	$8,435	$(13,828)
Adjustments:
Preopening expenses	1,063	5,839
Our share of Borgata’s preopening expenses	—	176
Our share of Borgata’s write-downs and other items, net	34	(5)
Gain on early retirements of debt	(2,037)	(2,400)
Write-downs and other charges	1,601	28,963
Prior period interest expense related to the finalization of our purchase price for Dania Jai-Alai	—	8,883
Income tax effect for above adjustments	(234)	(14,626)

Adjusted earnings	$8,862	$13,002

Adjusted earnings per diluted share (Adjusted EPS)	$0.10	$0.15

Weighted average diluted shares outstanding	86,601	86,931

The following table illustrates the impact of the above adjustments on earnings per share.

	Three Months Ended March 31,
	2010	2009
	(In thousands)
Diluted Net income (loss) per common share	$0.10	$(0.16)
Adjustments:
Preopening expenses	0.01	0.07
Our share of Borgata’s preopening expenses	—	—
Our share of Borgata’s write-downs and other items, net	—	—
Gain on early retirements of debt	(0.02)	(0.03)
Write-downs and other charges	0.02	0.34
Prior period interest expense related to the finalization of our purchase price for Dania Jai-Alai	—	0.10
Income tax effect for above adjustments	(0.01)	(0.17)

Adjusted earnings per diluted share (Adjusted EPS)	$0.10	$0.15

The following table sets forth a reconciliation between adjusted earnings to net income. The reconciliation shows the effect of the consolidation of Borgata for the period from March 24 to March 31, 2010 as compared to the results using the equity method for the entire three months ended March 31, 2010.

	Three Months Ended March 31, 2010
	Boyd Gaming Corp As Reported	MDDC LLC 3/24/2010 to 3/31/2010	Adjustments	Boyd Gaming Corp GAAP
	(In thousands, except share and per share data)
Net income	$8,435	$2,494	$(1,247)	$9,682
Noncontrolling interest	—	—	(1,247)	(1,247)

Net income attributable to Boyd Gaming Corporation	8,435	2,494	(2,494)	8,435
Adjustments:
Preopening expenses	1,063	—	—	1,063
Our share of Borgata’s write-downs and other charges, net	34	—	(34)	—
Gain on early retirements of debt	(2,037)	—	—	(2,037)
Write-downs and other charges	1,601	—	—	1,601
Income tax effect for above adjustments	(234)	—	—	(234)

Adjusted earnings	$8,862	$2,494	$(2,528)	$8,828

Adjusted earnings per diluted share (Adjusted EPS)	$0.10			$0.10

Weighted average diluted shares outstanding	86,601			86,601

The following table presents Net Revenues and Adjusted EBITDA by operating segment and reconciles Adjusted EBITDA to net income (loss) for the three months ended March 31, 2010 and 2009. Note that in the Company’s periodic reports filed with the Securities and Exchange Commission, the results from Dania Jai-Alai and corporate expense are classified as part of total other operating costs and expenses and are not included in Reportable Segment Adjusted EBITDA. Additionally, the results for the three months ended March 31, 2010, as reported in the table below, reflect 50% of the equity earnings of Borgata for the entire three months ended March 31, 2010 (despite the consolidation effective on March 24, 2010), which is reconciled to the GAAP presentation in the next succeeding table.

	Three Months Ended March 31,
	2010	2009
	(In thousands)
Net Revenues
Las Vegas Locals	$156,572	$170,099
Downtown Las Vegas (a)	54,007	58,665
Midwest and South	187,780	206,081

Net revenues	$398,359	$434,845

Adjusted EBITDA
Las Vegas Locals	$40,413	$45,320
Downtown Las Vegas	8,372	13,354
Midwest and South	38,580	48,021

Wholly-owned property Adjusted EBITDA	87,365	106,695
Corporate expense (c)	(9,750)	(9,980)

Wholly-owned Adjusted EBITDA	77,615	96,715
Our share of Borgata’s operating income before net amortization, preopening and other items (d)	9,819	12,917

Adjusted EBITDA (e)	87,434	109,632

Other operating costs and expenses
Deferred rent	1,068	1,089
Depreciation and amortization (f)	38,421	42,976
Preopening expenses	1,063	5,839
Our share of Borgata’s preopening expenses	—	176
Our share of Borgata’s write-downs and other items, net	34	(5)
Share-based compensation expense	2,856	3,392
Write-downs and other charges	1,601	28,963

Total other operating costs and expenses	45,043	82,430

Operating income	42,391	27,202

Other non-operating items
Interest expense, net (b)	28,519	45,267
Gain on early retirements of debt	(2,037)	(2,400)
Our share of Borgata’s non-operating expenses, net	3,525	4,522

Total other non-operating costs and expenses, net	30,007	47,389

Income (loss) before income taxes	12,384	(20,187)
Income taxes	(3,949)	6,359

Net income (loss)	$8,435	$(13,828)

The following table presents Net Revenues and Adjusted EBITDA by operating segment and reconciles Net Revenues and Adjusted EBITDA to net income (loss) for the three months ended March 31, 2010 and 2009. The results for the three months ended March 31, 2010, as reported in the GAAP column of the table below, reflect our 50% of the equity earnings of Borgata for the period from January 1, 2010 through March 23, 2010 and the results of the consolidation of Borgata for the period from March 24, 2010 through March 31, 2010.

	Three Months Ended March 31, 2010
	Boyd Gaming Corp As Reported	MDDC LLC 3/24/2010 to 3/31/2010	Adjustments	Boyd Gaming Corp GAAP
	(In thousands, except share and per share data)
Net Revenues
Las Vegas Locals	$156,572	$—	$—	$156,572
Downtown Las Vegas (a)	54,007	—	—	54,007
Midwest and South	187,780	—	—	187,780
Atlantic City	—	16,776	—	16,776

Net revenues	$398,359	$16,776	$—	$415,135

Adjusted EBITDA
Las Vegas Locals	$40,413	$—	$—	$40,413
Downtown Las Vegas	8,372	—	—	8,372
Midwest and South	38,580	—	—	38,580
Atlantic City	—	4,903	—	4,903

Property Adjusted EBITDA	87,365	4,903	—	92,268
Corporate expense (c)	(9,750)	—	—	(9,750)

	77,615	4,903	—	82,518
Our share of Borgata’s operating income before net amortization, preopening and other items (d)	9,819	—	(1,673)	8,146

Adjusted EBITDA (e)	87,434	4,903	(1,673)	90,664

Other operating costs and expenses
Deferred rent	1,068	—	—	1,068
Depreciation and amortization (f)	38,421	1,625	—	40,046
Preopening expenses	1,063	—	—	1,063
Our share of Borgata’s preopening expenses	—	—	—	—
Our share of Borgata’s write-downs and other charges, net	34	—	(34)	—
Share-based compensation expense	2,856	—	—	2,856
Write-downs and other charges	1,601	—	—	1,601

Total other operating costs and expenses	45,043	1,625	(34)	46,634

Operating income	42,391	3,278	(1,639)	44,030

Other non-operating items
Interest expense, net (b)	28,519	484	—	29,003
Gain on early retirements of debt	(2,037)	—	—	(2,037)
Our share of Borgata’s non-operating expenses, net	3,525	—	(392)	3,133

Total other non-operating costs and expenses, net	30,007	484	(392)	30,099

Income before income taxes	12,384	2,794	(1,247)	13,931
Income taxes	(3,949)	(300)	—	(4,249)

Net income	8,435	2,494	(1,247)	9,682
Noncontrolling interest	—	—	(1,247)	(1,247)

Net income attributable to Boyd Gaming Corporation	$8,435	$2,494	$(2,494)	$8,435

(a)	Includes revenues related to Vacations Hawaii and other travel related entities of $7.4 million and $8.7 million for the three months ended March 31, 2010 and 2009, respectively.
(b)	Net of interest income and amounts capitalized.

(c)	The following table reconciles the presentation of corporate expense on our condensed consolidated statements of operations to the presentation on the accompanying table.

	Three Months Ended March 31,
	2010	2009
	(In thousands)
Corporate expense as reported on our condensed consolidated statements of operations	$12,089	$12,685
Corporate share-based compensation expense	(2,339)	(2,705)

Corporate expense as reported on the accompanying table	$9,750	$9,980

(d)	The following table reconciles the presentation of our share of Borgata’s operating income on our condensed consolidated statements of operations to the presentation of our share of Borgata’s results on the accompanying table.

	Three Months Ended March 31,
	2010	2009
	(In thousands)
Operating income from Borgata, as reported on our condensed consolidated statements of operations	$8,146	$12,422
Add back:
Borgata’s operating results for the period of
March 24, 2010 to March 31, 2010	1,673	—
Net amortization expense related to our investment in Borgata	—	324
Our share of preopening expenses	—	176
Our share of write-downs and other items, net	—	(5)

Our share of Borgata’s operating income before net amortization, preopening and other items as reported on the accompanying table	$9,819	$12,917

(e)	The following table reconciles Adjusted EBITDA to EBITDA and net income (loss).

	Three Months Ended March 31,
	2010	2009
	(In thousands)
Adjusted EBITDA	$87,434	$109,632
Deferred rent	1,068	1,089
Preopening expenses	1,063	5,839
Our share of Borgata’s preopening expenses	—	176
Our share of Borgata’s write-downs and other items, net	34	(5)
Share-based compensation expense	2,856	3,392
Write-downs and other charges	1,601	28,963
Gain on early retirements of debt	(2,037)	(2,400)
Our share of Borgata’s non-operating expenses, net	3,525	4,522

EBITDA	79,324	68,056

Depreciation and amortization	38,421	42,976
Interest expense, net	28,519	45,267
Income taxes	3,949	(6,359)

Net income (loss)	$8,435	$(13,828)

The following table sets forth a reconciliation between Adjusted EBITDA to net income. The reconciliation shows the effect of the consolidation of Borgata for the period from March 24 to March 31, 2010 as compared to the results using the equity method for the entire three months ended March 31, 2010.

	Three Months Ended March 31, 2010
	Boyd Gaming Corp As Reported	MDDC LLC 3/24/2010 to 3/31/2010	Adjustments	Boyd Gaming Corp GAAP
	(In thousands, except share and per share data)
Adjusted EBITDA	$87,434	$4,903	$(1,673)	$90,664
Deferred rent	1,068	—	—	1,068
Preopening expenses	1,063	—	—	1,063
Our share of Borgata’s preopening expenses	—	—	—	—
Our share of Borgata’s write-downs and other charges, net	34	—	(34)	—
Share-based compensation expense	2,856	—	—	2,856
Write-downs and other charges	1,601	—	—	1,601
Gain on early retirements of debt	(2,037)	—	—	(2,037)
Our share of Borgata’s non-operating expenses, net	3,525	—	(392)	3,133

EBITDA	79,324	4,903	(1,247)	82,980

Depreciation and amortization	38,421	1,625	—	40,046
Interest expense, net	28,519	484	—	29,003
Income taxes	3,949	300	—	4,249

Net income	8,435	2,494	(1,247)	9,682
Noncontrolling interest	—	—	(1,247)	(1,247)

Net income attributable to Boyd Gaming Corporation	$8,435	$2,494	$(2,494)	$8,435

(f)	The following table reconciles the presentation of depreciation and amortization on our condensed consolidated statements of operations to the presentation on the accompanying table.

	Three Months Ended
	March 31,
	2010	2009
	(In thousands)
Depreciation and amortization as reported on our condensed consolidated statements of operations	$40,046	$42,652
Depreciation at Borgata from March 24, 2010 to March 31, 2010	(1,625)	—
Net amortization expense related to our investment in Borgata	—	324

Depreciation and amortization as reported on the accompanying table	$38,421	$42,976

The following table reports Borgata’s financial results.

	Three Months Ended
	March 31,
	2010	2009
	(In thousands)
Gaming revenue	$153,776	$168,849
Non-gaming revenue	70,608	69,339

Gross revenues	224,384	238,188
Less promotional allowances	49,318	50,298

Net revenues	175,066	187,890

Operating expenses	137,049	141,964
Depreciation and amortization	18,379	20,091
Preopening expenses	—	353
Write-downs and other items, net	68	(10)

Operating income	19,570	25,492

Interest expense, net	(5,544)	(8,011)
Provision for state income taxes	(1,506)	(1,032)

Total non-operating expenses	(7,050)	(9,043)

Net income	$12,520	$16,449

The following table reconciles our share of Borgata’s financial results to the amounts reported on our condensed consolidated statements of operations.

	Three Months Ended
	March 31,
	2010	2009
	(In thousands)
Our share of Borgata’s operating income	$8,146	$12,746
Net amortization expense related to our investment in Borgata	—	(324)

Opertaing income from Borgata, as reported on our condensed consolidated statements of operations	$8,146	$12,422

Other non-operating expenses from Bortaga, as reported on our condensed consolidated statements of operations	$3,133	$4,522

The following table reconciles operating income to Adjusted EBITDA for Borgata.

	Three Months Ended
	March 31,
	2010	2009
	(In thousands)
Operating income	$19,570	$25,492
Depreciation and amortization	18,379	20,091
Preopening expenses	—	353
Write-downs and other items, net	68	(10)

Adjusted EBITDA	$38,017	$45,926

The following table reconciles Adjusted EBITDA to EBITDA and net income for Borgata.

	Three Months Ended
	March 31,
	2010	2009
	(In thousands)
Adjusted EBITDA	$38,017	$45,926
Preopening expenses	—	353
Write-downs and other items, net	68	(10)

EBITDA	37,949	45,583

Depreciation and amortization	18,379	20,091
Interest expense, net	5,544	8,011
Provision for income taxes	1,506	1,032

Net income	$12,520	$16,449

Footnotes and Safe Harbor Statements

Non-GAAP Financial Measures

Regulation G, “Conditions for Use of Non-GAAP Financial Measures,” prescribes the conditions for use of non-GAAP financial information in public disclosures. We believe that our presentations of the following non-GAAP financial measures are important supplemental measures of operating performance to investors: earnings before interest, taxes, depreciation and amortization (EBITDA), Adjusted EBITDA, Adjusted Earnings, Adjusted Earnings Per Share (Adjusted EPS) and net revenues (excluding the 8 days of consolidation for Borgata). The following discussion defines these terms and why we believe they are useful measures of our performance.

Note that while the Company will continue to include the results of Dania Jai-Alai and corporate expense in Adjusted EBITDA for purposes of its earnings releases, in filings of the Company’s periodic reports with the Securities and Exchange Commission, the results of Dania Jai-Alai and corporate expense are not included in the Company’s Reportable Segment Adjusted EBITDA. Effective April 1, 2008, the Company reclassified the reporting of its Midwest and South segment to exclude the results of Dania Jai-Alai, since it does not share similar economic characteristics with our other Midwest and South operations. In the Company’s periodic reports, Dania Jai-Alai’s results are included as part of total other operating costs and expenses. In addition, as of the same date, we reclassified the reporting of corporate expense to exclude it from our subtotal for Reportable Segment Adjusted EBITDA and include it as part of total other operating costs and expenses. Furthermore, in the Company’s periodic reports, corporate expense is presented to include its portion of share-based compensation expense.

Net Revenues

Net revenues are commonly displayed on the face of our condensed consolidated statement of operations in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”) to represent our gross revenues less promotional allowances. While the term is used throughout this release to refer to such presentation, in certain instancess it also includes an additional net amount representing the exclusion of the eight days of the consolidation of Borgata. A reconciliation of net revenues is included in the financial schedules accompanying this release. We reflect net revenues in this earnings release net of the 8 days of consolidated results of Borgata in order to provide comparability among periods. We think that the presentation of net revenues in this manner, for this earnings release, provides investors with a better ability to assess our business from period to period.

EBITDA and Adjusted EBITDA

EBITDA is a commonly used measure of performance in our industry which we believe, when considered with measures calculated in accordance with GAAP, gives investors a more complete understanding of operating results before the impact of investing and financing transactions and income taxes and facilitates comparisons between us and our competitors. Management has historically adjusted EBITDA when evaluating operating performance because we believe that the inclusion or exclusion of certain recurring and non-recurring items is necessary to provide the most accurate measure of our core operating results and as a means to evaluate period-to-period results. We have chosen to provide this information to investors to enable them to perform more meaningful comparisons of past, present and future operating results and as a means to evaluate the results of core on- going operations. We do not reflect such items when calculating EBITDA; however, we adjust for these items and refer to this measure as Adjusted EBITDA. We have historically reported this measure to our investors and believe that the continued inclusion of Adjusted EBITDA provides consistency in our financial reporting. We use Adjusted EBITDA in this press release because we believe it is useful to investors in allowing greater transparency related to a significant measure used by management in its financial and operational decision-making. Adjusted EBITDA is among the more significant factors in management’s internal evaluation of total company and individual property performance and in the evaluation of incentive compensation related to property management. Management also uses Adjusted EBITDA as a measure in determining the value of acquisitions and dispositions. Adjusted EBITDA is also widely used by management in the annual budget process. Externally, we believe these measures continue to be used by investors in their assessment of our operating performance and the valuation of our company. Adjusted EBITDA reflects EBITDA adjusted for deferred rent, preopening expenses, share-based compensation expense, write-downs and other charges, net, increase in value of derivative instruments, gain on early retirements of debt, other non-operating expenses, and our share of Borgata’s non-operating expenses, preopening expenses and other items and write-downs, net. In addition, Adjusted EBITDA includes the results of Dania Jai-Alai and corporate expense. A reconciliation of Adjusted EBITDA to EBITDA and net income (loss), based upon GAAP, is included in the financial schedules accompanying this release.

Adjusted Earnings and Adjusted EPS

Adjusted Earnings is net income (loss) before preopening expenses, increase in value of derivative instruments, write-downs and other charges, net, gain on early retirements of debt, prior period interest expense related to the finalization of our purchase price for Dania Jai-Alai, accelerated interest expense related to our bank credit facility amendment, certain one-time permanent tax readjustments, other non-operating expenses, and our share of Borgata’s preopening expenses and other items and write-downs, net. Adjusted Earnings and Adjusted EPS are presented solely as supplemental disclosures because management believes that they are widely used measures of performance in the gaming industry. A reconciliation of net loss based upon GAAP to Adjusted Earnings and Adjusted EPS are included in the financial schedules accompanying this release.

Limitations on the Use of Non-GAAP Measures

The use of EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures has certain limitations. Our presentation of EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS or certain other non-GAAP financial measures may be different from the presentation used by other companies and therefore comparability may be limited. Depreciation and amortization expense, interest expense, income taxes and other items have been and will be incurred and are not reflected in the presentation of EBITDA or Adjusted EBITDA. Each of these items should also be considered in the overall evaluation of our results. Additionally, EBITDA and Adjusted EBITDA do not consider capital expenditures and other investing activities and should not be considered as a measure of our liquidity. We compensate for these limitations by providing the relevant disclosure of our depreciation and amortization, interest and income taxes, capital expenditures and other items both in our reconciliations to the GAAP financial measures and in our consolidated financial statements, all of which should be considered when evaluating our performance.

EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures should not be considered as an alternative to net income, operating income, or any other operating performance measure prescribed by GAAP, nor should these measures be relied upon to the exclusion of GAAP financial measures. EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. Management strongly encourages investors to review our financial information in its entirety and not to rely on a single financial measure.

Forward Looking Statements and Company Information

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and may include (without limitation) information regarding the Company’s expectations, goals or intentions regarding the future, including, but not limited to, statements that there are improving trends in the Company’s markets and business, the Las Vegas market is recovering, statements regarding current economic conditions, that the Company expects to generate year-over-year growth by the second half of this year, that customer spending will increase, and the Company’s resources and strategy, and future outlook. Forward- looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement. In particular, the Company can provide no assurances when or if the economy or particular markets will improve, the timing for resuming construction on Echelon, if at all, the future plans for Echelon and the site for Echelon and whether the Company will be able to achieve expected growth. Further risks include the timing or effects of the Company’s delay of construction at Echelon and when, or if, construction will be recommenced, or the effect that such delay will have on the Company’s business, operations or financial condition. Additional factors that could cause actual results to differ materially are the following: competition, litigation, financial community and rating agency perceptions of the Company, changes in laws and regulations, including increased taxes, the availability and price of energy, weather, regulation, economic, credit and capital market conditions (and the ability of the Company’s joint venture participants to secure favorable financing, if at all) and the effects of war, terrorist or similar activity. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, filed with the SEC, and in the Company’s other current and periodic reports filed from time to time with the SEC. All forward-looking statements in this press release are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

About Boyd Gaming

Headquartered in Las Vegas, Boyd Gaming Corporation (NYSE: BYD) is a leading diversified owner and operator of 16 gaming entertainment properties located in Nevada, New Jersey, Mississippi, Illinois, Indiana, and Louisiana. Boyd Gaming press releases are available at www.prnewswire.com. Additional news and information on Boyd Gaming can be found at www.boydgaming.com .

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